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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2001


                                BRIGHTPOINT, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                    0-23494                   35-1778566
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


600 East 96th Street, Suite 575, Indianapolis, Indiana 46240
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(Address of principal executive offices)         (zip code)


Registrant's telephone number, including area code (317) 805-4100
                                                   --------------

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(Former name or former address, if changed since the last report)


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Item 5. Other Events.

On November 1, 2001, Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1, which is incorporated herein by reference. Brightpoint announced that through its North American subsidiaries, Brightpoint North America L.P. and Wireless Fulfillment Services LLC ("Borrowers"), it had entered into a new revolving credit facility (the "Revolver") with a syndicate of lenders led by GE Capital to provide capital for its North American operations. The credit agreement for the Revolver in the form attached hereto as
Exhibit 99.2 is incorporated herein by reference. On December 21,2001, the Borrowers entered into an amendment and waiver to the Revolver in the form attached hereto as Exhibit 99.3, which is incorporated herein by reference. This amendment and waiver, among other things, increased borrowing availability to $90 million and waived delivery requirements for certain closure documents as well as clarified certain sections of the original agreement.

On February 8, 2002, Nora Lee, filed a complaint in the Superior Court, Marion County, Indiana, Derivatively on Behalf of Nominal Defendant Brightpoint,
Inc., vs. Robert J. Laikin and James Mark Howell, John W. Adams, Rollin M. Dick, Stephen H. Simon, Todd H. Stuart, Robert F. Wagner, Jerre L. Stead, John
P. Delaney and Ernst & Young, LLP and Brightpoint, Inc. as a Nominal Defendant.

The plaintiff alleges, among other things, that certain of the individual defendants sold common stock of Brightpoint while in possession of material non-public information regarding Brightpoint, that the individual defendants violated their fiduciary duties of loyalty, good faith and due care by, among other things, causing Brightpoint to disseminate misleading and inaccurate financial information, failing to implement and maintain internal adequate accounting control systems, wasting corporate assets and exposing Brightpoint to losses, and that Ernst & Young, LLP breached its contract with Brightpoint as well as its duty of due care and professional competence. The plaintiff is seeking to recover unspecified damages from all defendants, the imposition of a constructive trust for the amounts of profits received by the individual defendants who sold Brightpoint stock and recovery of reasonable litigation costs and expenses.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)  Exhibits.

99.1 Brightpoint, Inc. Press Release dated November 1, 2001.
99.2 Credit Agreement dated as of October 31, 2001 among Brightpoint North America L.P., Wireless Fulfillment Services LLC, the other credit parties signatory thereto, the lenders signatory thereto from time to time and General Electric Capital Corporation. **
99.3 Amendment No. 1 and Waiver to Credit Agreement dated as of December 21,
     2001.
99.4 Cautionary Statements.


** Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRIGHTPOINT, INC.


                                         By /s/ Steven E. Fivel
                                            -----------------------------
                                            Steven E. Fivel, Executive
                                              Vice President and General Counsel

Dated: February 26, 2002



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